                                  $200,000,000

                  4.50% CONVERTIBLE SUBORDINATED NOTES DUE 2003

                          CONCENTRA MANAGED CARE, INC.


                               PURCHASE AGREEMENT

                                                                  March 11, 1998

BT Alex. Brown Incorporated
BancAmerica Robertson Stephens
Donaldson, Lufkin & Jenrette Securities Corporation
Piper Jaffray Inc.
c/o BT Alex. Brown Incorporated
One South Street
Baltimore, Maryland 21202

Ladies and Gentlemen:

      Concentra Managed Care, Inc., a Delaware corporation (the "Company"), confirms its agreement with BT Alex. Brown Incorporated, BancAmerica Robertson Stephens, Donaldson Lufkin & Jenrette Securities Corporation, Piper Jaffray Inc. (the "Initial Purchasers") with respect to the sale by the Company and the purchase by the Initial Purchasers, acting severally and not jointly, of the respective principal amounts set forth in SCHEDULE A of the $200,000,000 aggregate principal amount of the Company's 4.50% Convertible Subordinated Notes due 2003 (the "Notes") to be issued pursuant to the provisions of an indenture to be dated as of March 16, 1998 (the "Indenture") between the Company and Chase Bank of Texas, N.A., as trustee (the "Trustee"). Such $200,000,000 aggregate principal amount of Notes are hereafter referred to as the "Firm Notes." Upon the request of the Initial Purchasers, as provided in Section 2(b) of this Agreement, the Company shall also issue and sell to the Initial Purchasers up to an additional

$30,000,000 aggregate principal amount of Notes for the purpose of covering over-allotments, if any. Such $30,000,000 aggregate principal amount of Notes are hereinafter referred to as the "Option Notes." The Firm Notes and Option Notes collectively constitute all of the Notes, and, as used herein, the term "Notes" refers to the Firm Notes and the Option Notes, collectively.

      The Notes are convertible into shares of the Company's common stock, par value $.01 per share (the "Common Stock"), at any time after the 90th day following the latest date of the original issuance thereof and before the close of business on the maturity date of the Notes, unless previously redeemed or repurchased. The Common Stock issuable upon conversion of the Notes is sometimes hereinafter referred to as the "Underlying Stock." Notes issued in book-entry form will be issued to Cede & Co. as nominee of The Depository Trust Company ("DTC") pursuant to a letter agreement, to be dated as of the Closing Date (as defined in Section 3) among the Company, the Trustee and DTC.

      The Company understands that the Initial Purchasers propose to make an offering of the Notes on the terms and in the manner set forth herein and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Notes to purchasers ("Subsequent Purchasers") at any time after the date of this Agreement. The Notes will be offered and sold through the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon exemption therefrom. Pursuant to the terms of the Notes and the Indenture, investors that acquire Notes may only resell or otherwise transfer such Notes if such Notes are hereafter registered under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemption afforded by Rule 144A ("Rule 144A") of the rules and regulations promulgated under the Securities Act by the Securities and Exchange Commission (the "Commission")).

      The Company has prepared and will deliver to the Initial Purchasers, on the date hereof, copies of a final offering memorandum dated March 11, 1998 (the "Offering Memorandum"), setting forth information regarding the Company, the Notes and the Underlying Stock. The Offering Memorandum is to be used by the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Notes. "Offering Memorandum," unless stated to the contrary, include exhibits thereto and any documents incorporated therein by reference. The Company hereby confirms that it has authorized the use of the Offering Memorandum in connection with the offering and sale of the Notes.

      Holders (including subsequent transferees) of the Notes will have the registration rights set forth in the Registration Rights Agreement (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed to file with the Commission a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement") to cover public resales of the Notes and the Underlying Stock by the Holders thereof.

      Capitalized terms used herein without definition have the respective meanings specified therefor in the Offering Memorandum. For purposes hereof, "Rules and Regulations" means the rules and regulations adopted by the Commission under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), as applicable.

      All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "stated," or "described" in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Offering Memorandum; and all references in this Agreement to amendments or supplements to the Offering Memorandum shall be deemed to mean and include the filing of any document under the Securities Act or Exchange Act which is incorporated by reference in the Offering Memorandum.

      SECTION 1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to, and agrees with, each of the Initial Purchasers as of the date hereof, and as of the Closing Date and each Option Closing Date (as defined in Section 2(b) hereof), if any, as follows:

            (a) The Offering Memorandum, as of its date, together with each amendment or supplement thereto, as of its date, contains all the information that, if requested by a prospective purchaser, would be required to be provided pursuant to Rule 144A(d)(4) under the Securities Act. The Offering Memorandum does not, and at the Closing Date and any Option Closing Date will not, and any amendment or supplement thereto, if any, as of its date, will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to information contained in or omitted from the Offering Memorandum (or any supplement or amendment thereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchaser specifically for use therein (the "Initial Purchasers' Information"). The parties acknowledge and agree that the Initial Purchasers' Information consists solely of the last paragraph at the bottom of the front cover page concerning the terms of the offering by the Initial Purchasers, the legend concerning overallotment and trading activities of the Initial Purchasers on the inside front cover page and the paragraphs under the caption "Plan of Distribution" in the Offering Memorandum. The Company is subject to Sections 13 or 15(d) of the Exchange Act.

            (b) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease its properties and conduct its business as described in the Offering Memorandum. Each of the corporate subsidiaries of the Company as listed on SCHEDULE B hereto (collectively, the "Corporate Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with the corporate power and authority to own or lease its properties and conduct its business as described in the Offering Memorandum. The Corporate Subsidiaries are the only corporate subsidiaries, direct or indirect, of the Company. The Company and each of the Corporate Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification except for jurisdictions where failure to so qualify, together with all other such failures, would not have a material adverse effect upon the business, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries (defined below) taken as a whole. The outstanding shares of capital stock of each of the Corporate Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company or another Corporate Subsidiary free and clear of all liens, encumbrances and equities and claims, except (i) for encumbrances disclosed in the Offering Memorandum, and (ii) for encumbrances relating to any indebtedness disclosed in the Offering Memorandum; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Corporate Subsidiaries are outstanding.

            (c) Each general partnership and each limited partnership of which either the Company or a Subsidiary is a general partner, as listed on Schedule B hereto (collectively, the "Partnerships") has been duly organized and is an existing general partnership or limited partnership, as the case may be, in good standing under the laws of the jurisdiction of its organization, with the power and authority to own or lease its properties and conduct its business as described in the Offering Memorandum. Each of the Partnerships is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification; except for jurisdictions in which the failure to so qualify, together with all such other failures, would not have a material adverse effect upon the business, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole. The capital contributions with respect to the outstanding units of each of the Partnerships have been made to the Partnerships. All outstanding limited partnership interests in the Partnerships were issued and sold in compliance with all applicable Federal and state securities laws. The general and limited partnership interests therein held directly or indirectly by the Company are owned free and clear of all liens, encumbrances and equities and claims, except
(i) for encumbrances disclosed in the Offering Memorandum, and (ii) for encumbrances relating to any indebtedness disclosed in the Offering Memorandum. Each partnership agreement pursuant to which the Company or a Subsidiary holds an interest in a Partnership is in full force and effect and constitutes the legal, valid and binding agreement of the parties thereto, enforceable against such parties in accordance with the terms thereof. There has been no material breach of or default under, and no event which with notice or lapse of time would constitute a material breach of or default under, such agreements by the Company or any Subsidiary or, to the Company's knowledge, any other party to such agreements. Each limited liability company of which either the Company or a Subsidiary is a member, as listed on SCHEDULE B hereto (collectively, the "LLCs," and together with the Corporate Subsidiaries and the Partnerships, the "Subsidiaries") has been duly organized and is an existing limited liability company in good standing under the laws of the jurisdiction of its organization, with the power and authority to own or lease its properties and conduct its business as described in the Offering Memorandum. Each of the LLCs is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification; except for jurisdictions in which the failure to so qualify, together with all such other failures, would not have a material adverse effect upon the business, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole. The capital contributions with respect to the outstanding membership or other ownership interests of each of the LLCs have been made to the LLCs. All outstanding membership or other ownership interests in the LLCs were issued and sold in compliance with all applicable Federal and state securities laws. The membership or other ownership interests therein held directly or indirectly by the Company are owned free and clear of all liens, encumbrances and equities and claims, except (i) for encumbrances disclosed in the Offering Memorandum, and (ii) for encumbrances relating to any indebtedness disclosed in the Offering Memorandum. Each operating agreement pursuant to which the Company or a Subsidiary holds an interest in an LLC is in full force and effect and constitutes the legal, valid and binding agreement of the parties thereto, enforceable against such parties in accordance with the terms thereof. There has been no material breach of or default under, and no event which with notice or lapse of time would constitute a material breach of or default under, such agreements by the Company or any Subsidiary or, to the Company's knowledge, any other party to such agreements.

            (d) The outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and no preemptive rights of stockholders exist with respect to any of the Common Stock or the issuance of additional shares Common Stock upon the conversion of the Notes. The offering or sale of the Notes and the Underlying Stock as contemplated by this Agreement do not give rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock.

            (e) Except as disclosed in the Offering Memorandum, and with respect to any Partnership, as contained in the applicable partnership agreement, and with respect to any LLC, as contained in the applicable operating agreement, there are no outstanding warrants, options, convertible securities or other commitments of sale related to or entitling any person to purchase or otherwise acquire any securities or interest in any Subsidiary. Except as disclosed in the Offering Memorandum and, with respect to any Partnership, as contained in the applicable partnership agreement, and with respect to any LLC, as contained in the applicable operating agreement, there are no consensual encumbrances or restrictions on the ability of any Subsidiary (i) to pay any dividends or make any distributions on such Corporate Subsidiary's capital stock or such Partnership's partnership interests or such LLC's membership or other ownership interests or to pay any indebtedness owed to the Company or any other Subsidiary, (ii) to make any loans or advances to, or investments in, the Company or any other Subsidiary, or (iii) except as contained in certain long-term debt agreements relating to indebtedness disclosed in the Offering Memorandum, to transfer any of its properties or assets to the Company or any other Subsidiary.

            (f) The information set forth under the caption "Capitalization" in the Offering Memorandum is true and correct. Neither the Company nor any Subsidiaries is a party to or bound by any instrument, agreement or other arrangement, including, but not limited to, any voting trust agreement, stockholders' agreement or other agreement or instrument, affecting the securities or rights or obligations of securityholders of the Company or of the Subsidiaries or providing for any of them to issue, sell, transfer or acquire any capital stock, rights, warrants, options or other securities of the Company or the Subsidiaries, except for this Agreement, the Indenture, and as set forth in the Offering Memorandum. The Notes and the Company's capital stock conform in all material respects to all statements with respect thereto contained in the Offering Memorandum.

            (g) The consolidated financial statements of the Company and the Subsidiaries, together with related notes and schedules as set forth in the Offering Memorandum, present fairly the financial position and the results of operations and cash flows of the Company and the consolidated Subsidiaries, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with generally accepted principles of accounting, consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data included in the Offering Memorandum presents fairly the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company.

            (h) Arthur Andersen LLP, who have certified certain of the financial statements included as part of the Offering Memorandum, are independent public accountants as required by the Act and the Rules and Regulations.

            (i) There is no action or proceeding pending or, to the knowledge of the Company, threatened against the Company, any of the Subsidiaries or any of the medical practice groups, including, without limitation, clinics, IPAs and other groups and individual practitioners, with which the Company or the Subsidiaries have service agreements (collectively, the "Practice Groups"), and, to the knowledge of the Company, there is no action or proceeding pending against any individual physicians practicing in any Practice Group, before any court or administrative agency which the Company has reason to believe is likely to result in any material adverse change in the earnings, business management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and of the Subsidiaries taken as a whole, except as set forth in the Offering Memorandum.

            (j) The Company and the Subsidiaries have good and marketable title to all of the properties and assets reflected in the financial statements (or as described in the Offering Memorandum) hereinabove described, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in the Offering Memorandum) or which are not material in amount. The Company and the Subsidiaries occupy their leased properties under valid and binding leases conforming in all material respects to the description thereof set forth in the Offering Memorandum.

            (k) The Company and the Subsidiaries have filed all Federal, State, local and foreign income tax returns which have been required to be filed and have paid all taxes indicated by said returns and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith. All tax liabilities have been adequately provided for in the financial statements of the Company.

            (l) Since the respective dates as of which information is given in the Offering Memorandum, as it may be amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise), or prospects of the Company and its Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or the Subsidiaries, other than transactions in the ordinary course of business and changes and transactions described in the Offering Memorandum, as it may be amended or supplemented. The Company and the Subsidiaries have no material contingent obligations which are not disclosed in the Company's financial statements which are included in the Offering Memorandum.

            (m) Neither the Company nor any of the Subsidiaries is or with the giving of notice or lapse of time or both, will be, in violation of or in default under its Charter or By-Laws, partnership agreement, operating agreement or under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and which default is of material significance in respect of the condition, financial or otherwise of the Company and its Subsidiaries taken as a whole or the business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole. The execution and delivery of this Agreement, the Indenture and the Registration Rights Agreement and the consummation of the transactions herein and therein contemplated and the fulfillment of the terms hereof and thereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a material default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party, or of the Charter or By-Laws of the Company or any order, rule or regulation applicable to the Company or any Subsidiary of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

            (n) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the Commission, the National Association of Securities Dealers, Inc. (the "NASD") or such additional steps as may be necessary under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

            (o) The Company, each of the Subsidiaries and each Practice Group holds all licenses, certificates, permits and other approvals from governmental authorities (collectively, "Permits") which are necessary to own their properties and to conduct their businesses, including, without limitation, such Permits as are required (i) under such federal and state health care laws as are applicable to the Company and the Subsidiaries and (ii) with respect to those facilities operated by the Company or any Subsidiary that participate in Medicare and/or Medicaid, to receive reimbursement thereunder, except where such failure to have or hold such Permits, together with all other such failures, would not have a material adverse effect upon the business, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole; the Company and each of the Subsidiaries have fulfilled and performed all of their material obligations with respect to such Permits, and no event or change in condition has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualifications as may be set forth in the Offering Memorandum. During the period for which financial statements are included in the Offering Memorandum, denials by third-party payers of claims for reimbursement for services rendered by the Company have not had a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole, and any such denials are either under appeal or the Company has ceased seeking reimbursement for the services or supplies to which they relate.

            (p) Neither the Company nor any of the Subsidiaries has infringed any patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company and the Subsidiaries taken as a whole. The Company knows of no material infringement by others of patents, patent rights, trade names, trademarks or copyrights owned by or licensed to the Company.

            (q) Neither the Company, nor any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes or otherwise.

            (r) Neither the Company nor any Subsidiary is, or as a result of the consummation of the transactions contemplated by this Agreement and application of the net proceeds therefrom as described in the Offering Memorandum will become, an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

            (s) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (t) The Company and each of its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar industries.

            (u) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) (including, but not limited to, the filing of Form 5500s for prior periods, if required) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

            (v) The property, assets and operations of the Company and the Subsidiaries comply in all respects with all applicable federal, state or local law, common law, doctrine, rule, order, decree, judgment, injunction, license, permit or regulation relating to environmental matters (the "Environmental Laws"), except to the extent that failure to comply with such Environmental Laws would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the

Subsidiaries taken as a whole. None of the property, assets or operations of the Company and the Subsidiaries is the subject of any federal, state or local investigation evaluating whether any remedial action is needed to respond to a release into the environment of any substance regulated by, or form the basis of liability under, any Environmental Laws (a "Hazardous Material"), or is in contravention of any Environmental Law that would have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and Subsidiaries taken as a whole. Neither the Company nor any Subsidiary has received any notice or claim, nor are there pending, reasonably anticipated or, or to the Company's knowledge, threatened lawsuits against them with respect to violations of an Environmental Law or in connection with the release of any Hazardous Material into the environment, in each case which, individually or in the aggregate, would have a material adverse effect on the condition (financial or other), business, properties, prospects, net worth or results of operations of the Company and the Subsidiaries taken as a whole. Neither the Company nor any Subsidiary has any material contingent liability in connection with any release of Hazardous Material into the environment.

            (w) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, AN ACT RELATING TO DISCLOSURE OF DOING BUSINESS WITH CUBA, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Offering Memorandum becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported or incorporated by reference in the Offering Memorandum, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company all provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

            (x) The Company's Common Stock, $.01 par value per share, is registered pursuant to Section 12(g) of the Exchange Act and is listed on The Nasdaq Stock Market, Inc.'s Nasdaq National Market (the "Nasdaq National Market"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or the NASD is contemplating terminating such registration or listing. The Company has filed in a timely manner all reports and other information required to be filed with the Commission pursuant to the Exchange Act during the twelve calendar months and any portion of a month immediately preceding the date of the Offering Memorandum (or during such shorter period of time that the Company has been subject to the reporting requirements of the Exchange Act). At or prior to the Closing Date, the Company will file an application to list the Underlying Stock on the Nasdaq National Market.

            (y) The Notes will be issued pursuant to the terms and conditions of the Indenture, and each of the Indenture and the Registration Rights Agreement conforms, or will conform, to the description thereof contained in the Offering Memorandum. The Notes have been duly authorized and, when validly authenticated, issued, delivered and paid for in the manner contemplated by the Indenture, will be duly authorized, validly issued and outstanding obligations of the Company entitled to the benefits of the Indenture. The shares of Common Stock issuable upon conversion of the Notes will, upon such issuance, be duly authorized, validly issued, fully paid and non-assessable, and the Company has duly authorized and reserved for issuance upon conversion of the Notes the shares of Common Stock issuable upon such conversion. The Notes and the Underlying Stock are not and will not be subject to any preemptive or other similar rights of any securityholder of the Company or the Subsidiaries; all corporate action required to be taken for the authorization, issue and sale of the Notes and the Underlying Stock has been duly and validly taken; and the certificates representing the Notes and the Underlying Stock will be in due and proper form. Upon the issuance and delivery pursuant to the terms of this Agreement and the Indenture of the Notes to be sold by the Company hereunder and thereunder, the Initial Purchasers will acquire good and marketable title thereto free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever.

            (z) (i) The Company has full legal right, power and authority to authorize, issue, deliver and sell the Notes and the Underlying Stock upon conversion of the Notes, to enter into this Agreement, the Indenture and the Registration Rights Agreement and to consummate the transactions provided for in such agreements; (ii) this Agreement has been duly and properly authorized, executed and delivered by the Company and, as of the Closing Date, each of the Indenture and the Registration Rights Agreement will have been duly and properly authorized, executed and delivered by the Company; and (iii) this Agreement constitutes, and when the Company has duly executed and delivered the Registration Rights Agreement and the Indenture such documents will constitute (assuming the due execution and delivery hereof and thereof by the Trustee and the Initial Purchasers, as applicable), legal, valid and binding agreements of the Company enforceable against the Company in accordance with their respective terms, except to the extent that enforcement hereof or thereof may be limited by
(i) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and except to the extent that rights to indemnification and contribution contained in this Agreement may be limited by federal or state securities laws on public policy relating thereto.

            (aa) The Notes satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act, and the Notes are eligible for trading in the Private Offerings, Resale and Trading through Automated Linkages ("PORTAL") market.

            (bb) Neither the Company nor any affiliate (as such term is defined in Rule 501(b) under the Securities Act) of the Company has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Securities Act), which is or could reasonably be expected to be integrated with the sale of the Notes in a manner that would require the registration of the Notes under the Securities Act. The Company and the Subsidiaries have not incurred any liability for a fee, commission, or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement other than as contemplated hereby.

            (cc) None of the Company, any affiliate (as such term is defined in Rule 501(b) under the Securities Act) of the Company and any other person acting on its or their behalf has engaged, in connection with the offering of the Notes, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

      SECTION 2.  SALE TO THE INITIAL PURCHASERS.

            (a) On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Company agrees to issue and sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Company, the Firm Notes at a purchase price and the aggregate principal amount as set forth in SCHEDULE A opposite the name of such Initial Purchaser.

            (b) In addition, on the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Company hereby grants an option to the Initial Purchasers to purchase any or all of the Option Notes at a price equal to 97.5% of the principal amount thereof plus accrued interest from the Closing Date to the applicable Option Closing Date. Such option will expire thirty days after the date hereof, and may be exercised in whole or in part from time to time only for the purpose of covering overallotments which may be made in connection with the offering and distribution of the Firm Notes upon notice by the Initial Purchasers to the Company setting forth the aggregate principal amount of Option Notes as to which the Initial Purchasers are then exercising the option and the time and date of delivery and payment therefor. Any such time and date of delivery and payment (an "Option Closing Date") shall be determined by the Initial Purchasers, but shall not be later than five full business days after the exercise of such option unless otherwise agreed by the Company and the Initial Purchasers. If the option is exercised as to all or a portion of the Option Notes, the principal amount of Option Notes to be purchased by each Initial Purchaser shall be in the same proportion to the total principal amount of Option Notes being purchased as the total principal amount of Firm Notes set forth in SCHEDULE A opposite the name of such Initial Purchaser bears to the total principal amount of Firm Notes.

            (c) The Initial Purchasers have advised the Company that it is their intention, as promptly as they deem appropriate after the Company shall have furnished the Initial Purchasers with copies of the Offering Memorandum, to resell the Notes pursuant to the procedures and upon the terms set forth in the Offering Memorandum, including not to solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act. Each of the Initial Purchasers warrant and agree with the Company that it has solicited and will solicit offers (the "Exempt Resales") for Notes only from, and will offer Notes only to persons that it reasonably believes to be "Qualified Institutional Buyers" or "QIBs" in transactions that meet the requirements for an exemption from the registration requirements of the Securities Act under Rule 144A. Each of the Initial Purchasers represents and warrants, severally and not jointly, that it is an Institutional Accredited Investor with such knowledge and experience in financial and business matters as are necessary to evaluate the merits and risks of an investment in the Notes, and is acquiring its interest in the Notes not with a view to the distribution or resale thereof, except resales in compliance with the registration requirements or exemption provisions of the Securities Act and that neither it, nor anyone acting on its behalf, will offer the Notes so as to bring the issuance and sale of the Notes within the provisions of Section 5 of the Securities Act. Each of the Initial Purchasers further represents and warrants, severally and not jointly, that it is not a pension or welfare plan (as defined in Section 3 of ERISA) and is not acquiring the Notes on behalf of a pension or welfare plan. The Company acknowledges and agrees that the Initial Purchasers may sell Notes to any affiliate of the Initial Purchasers and any such affiliate may sell Notes purchased by it to the Initial Purchasers. The Initial Purchasers agree that, prior to or simultaneously with the confirmation of sale by it to any Subsequent Purchaser of any of the Notes purchased from the Company pursuant hereto, the Initial Purchasers shall furnish to that Subsequent Purchaser a copy of the Offering Memorandum (and any amendment thereof or supplement thereto that the Company shall have furnished to the Initial Purchasers prior to the date of such confirmation of sale). In addition to the foregoing, the Initial Purchasers agree and understand that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 5(b) and
(d) hereof, counsel to the Company and to the Initial Purchasers, respectively, may rely upon the accuracy and truth of the foregoing representations, warranties and covenants in this Section 2 and the Initial Purchasers hereby consent to such reliance.

            (d) Each Initial Purchaser, severally and not jointly, hereby represents and warrants to, and agrees with, the Company that (i) no form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) has been or will be used by the Initial Purchasers or any of their Initial Purchasers in connection with the offer and sale of any of the Notes including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising except pursuant to a registered public offering as provided in the Registration Rights Agreement; and (ii) it will otherwise act in accordance with the terms and conditions set forth in this Agreement in connection with the placement of the Notes contemplated hereby.

      SECTION 3. DELIVERY OF AND PAYMENT FOR THE NOTES. Delivery of, and payment for, the Firm Notes shall be made at 9:00 a.m., Baltimore, Maryland time, on March 16, 1998, or at such other date or time, not later than ten full business days thereafter, as shall be agreed by the Initial Purchasers and the Company (such date and time being referred to herein as the "Closing Date"). Delivery of, and payment for, the Firm Notes and the Option Notes shall be made at the offices of BT Alex. Brown Incorporated, Baltimore, Maryland, or any such other place as shall be agreed by the Initial Purchasers and the Company. In addition, in the event that any or all of the Option Notes are purchased by the Initial Purchasers, delivery of such Option Notes and payment of the purchase price for such Option Notes shall be made at the above-mentioned offices of BT Alex. Brown Incorporated, or any such other place as shall be agreed by the Initial Purchasers and the Company, on each date of delivery as specified in the notice from the Initial Purchasers to the Company. Payment shall be made to the Company by wire transfer of same day funds payable to the order of the Company, against delivery to the Initial Purchasers of certificates for the Notes to be purchased by them. On the Closing Date, payment will be made against delivery of one or more global Notes in registered form to be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., as nominee of DTC, in such denominations and registered in such names, or otherwise, as the Initial Purchasers shall have requested. The Company shall make the certificates for the Notes available for examination and packaging by the Initial Purchasers not later than 10:00 a.m. (New York time) on the last business day prior to the

Closing Date, or Option Closing Date, as the case may be, at the offices of the Trustee or its agent in New York City.

      SECTION 4. COVENANTS AND AGREEMENTS OF THE COMPANY. The Company covenants and agrees with the Initial Purchasers as follows:

            (a) The Company will furnish promptly to the Initial Purchasers and counsel for the Initial Purchasers, without charge, as many copies of the Offering Memorandum (and of any amendments or supplements thereto) as may be reasonably requested; to furnish to the Initial Purchasers on the date hereof a copy of the independent accountants' report included in the Offering Memorandum signed by the accountants rendering such report; and the Company hereby consents to the use of the Offering Memorandum, and any amendments and supplements thereto, in connection with Exempt Resales of the Notes.

            (b) The Company will notify BT Alex. Brown Incorporated promptly, and confirm such advice in writing, of (x) any filing made by the Company of information relating to the offering of the Notes with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and
(y) prior to the completion of the placement of the Notes by the Initial Purchasers as evidenced by a notice in writing from the Initial Purchasers to the Company, any material adverse changes or developments involving any material prospective change in the condition, financial or otherwise, results of operations or business of the Company or its Subsidiaries taken as a whole, in or affecting the earnings, business affairs or business prospects of the Company and its Subsidiaries which (i) make any statement of a material fact made in the Offering Memorandum false or misleading in any material respect or (ii) if not disclosed in the Offering Memorandum, would constitute a material omission therefrom. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of the Company, its counsel, the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Offering Memorandum in order that the Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company will forthwith amend or supplement the Offering Memorandum by preparing and furnishing to each Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

            (c) The Company agrees that if the delivery of the Offering Memorandum is required at any time in connection with the sale of the Notes and if at such time any events shall have occurred as a result of which the Offering Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when the Offering Memorandum is delivered, not misleading, or if for any other reason it shall be necessary at such time to amend or supplement the Offering Memorandum in order to comply with any law, the Company will notify BT Alex. Brown Incorporated immediately thereof, and to promptly prepare and furnish to the Initial Purchasers an amended Offering Memorandum or a supplement to the Offering Memorandum so that statements in the Offering Memorandum, as so amended or supplemented, will not, in light of the circumstances under which they were made when it is so delivered, be misleading, or so that the Offering Memorandum will comply with applicable law. The Initial Purchasers' delivery of any such amendment or supplement shall not constitute a waiver of any of the conditions set forth in Section 6 hereof.

            (d) The Company agrees to not amend or supplement the Offering Memorandum without the consent of the Initial Purchasers, which consent shall not be unreasonably withheld, and to promptly advise the Initial Purchasers when any document filed under the Exchange Act which is incorporated into the Offering Memorandum shall have been filed with the Commission.

            (e) The Company agrees, during the three-year period following the Closing Date, to furnish to the Initial Purchasers all reports and other communications furnished to shareholders and copies of all reports, documents, information and financial statements filed with the Commission or any national securities exchange on which any class of securities of the Company shall be listed.

            (f) The Company will use the proceeds from the sale of the Notes in the manner described in the Offering Memorandum.

            (g) The Company will, in connection with the offering of the Notes, make its officers, employees, independent accountants and legal counsel reasonably available upon request by the Initial Purchasers.

            (h) The Company will use its reasonable best efforts to do and perform all things required to be done and performed under this Agreement by it that are within its control prior to or after the Closing Date and to use reasonable efforts to satisfy all conditions precedent on its part to the delivery of the Notes.

            (i) None of the Company, its affiliates (as defined in Rule 501(b) under the 1933 Act) or any person (other than the Initial Purchasers and their respective affiliates, as to whom the Company makes no representation) acting on its behalf will engage, in connection with the offering of the Notes, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act, nor will any person acting on its or their behalf, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Notes under the Securities Act. The Company will not permit any of its affiliates to resell any Notes that have been acquired by any of them.

            (j) Until such time as all of the restrictive legends required to be placed on the Notes and Underlying Stock pursuant to the Indenture have been removed or are removable, neither the Company nor any of its Affiliates will purchase any of the Notes and Underlying Stock, other than, in the case of the Company, Notes and Underlying Stock which upon such purchase are canceled and not reissued. For purposes of this Section 4(j), the term "affiliate" shall mean the definition of such term in Rule 144(a)(1) under the Securities Act.

            (k) The Company will not, so long as the Notes are outstanding, be or become, or be or become owned by, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, and will not be or become, or be or become owned by, a closed-end investment company required to be registered, but not registered thereunder.

            (l) The Company will cooperate with the Initial Purchasers and counsel for the Initial Purchasers to qualify the Notes and the shares of Common Stock issuable upon conversion of the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Initial Purchasers may reasonably designate, and to maintain such qualifications in effect for as long as is required to complete the sale of the Notes and the sale of the shares of Common Stock issuable upon conversion of the Notes; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process or to subject it to taxation in any jurisdiction where it is not so qualified or so subject. In each jurisdiction in which the Notes or such shares of Common Stock issuable upon conversion of the Notes have been so qualified, the

Company will file such statements and reports as may be required in connection with the distribution of the Notes.

            (m) The Company agrees that no future offer and sale of debt securities of the Company of any class will be made if, as a result of the doctrine of "integration" referred to in Rule 502 under the Securities Act, such offer and sale would render invalid (for the purpose of (i) the sale of the Notes by the Company to the Initial Purchasers, (ii) the resale of the Notes by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Notes by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A.

            (n) So long as any of the Notes or Common Stock issued upon the conversion of the Notes are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company will, during any period in which it is not subject to and in compliance with Sections 13 or 15(d) of the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act. This covenant is intended to be for the benefit of the holders, and prospective purchasers designated by such holders, from time to time of such restricted securities.

            (o) The Company will use its reasonable best efforts to comply with the Registration Rights Agreement and all agreements set forth in any representation letters of the Company to The Depository Trust Company relating to the approval of the Notes for "book-entry" transfers;

            (p) The Company will not take any action prior to the execution and delivery of the Indenture which, if taken after such execution and delivery, would have violated any of the covenants contained in the Indenture.

            (q) The Company will not take any action prior to the Closing Date which in the Company's reasonable judgment would require the Offering Memorandum to be amended or supplemented pursuant to Section 4(c) hereof.

            (r) The Company will maintain a transfer agent and, if necessary under the laws of the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for the Common Stock.

            (s) The Company will use its reasonable efforts to permit the Notes to be designated as PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to the PORTAL market.

            (t) The Company will cooperate with the Initial Purchasers and use its reasonable efforts to permit the Notes and the Underlying Stock to be eligible for clearance and settlement through DTC.

            (u) Without the prior written consent of BT Alex. Brown Incorporated, the Company will not, directly or indirectly, offer to sell, sell, grant any option for the sale or otherwise dispose of, any Common Stock or securities convertible into Common Stock, other than (i) the Notes to be sold hereunder to the Initial Purchasers or Common Stock issued upon conversion of the Notes, (ii) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and (iii) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company; provided, however that the Company, without the prior written consent of BT Alex. Brown Incorporated, may issue up to an aggregate of 500,000 shares of Common Stock in connection with any business acquisition(s) by the Company.

            (v) The Company has caused each officer and director of the Company to furnish you, on or prior to the date of this agreement, a letter or letters, in form and substance satisfactory to the Initial Purchasers, pursuant to which each such person shall agree not to offer, sell, sell short or otherwise dispose of any shares of Common Stock of the Company or other capital stock of the Company, or any other securities convertible, exchangeable or exercisable for Common Stock or derivative of Common Stock, owned by such person (or as to which such person has the right to direct the disposition) or request the registration for the offer or sale of any of the foregoing for the period of 45 days after the date of this Agreement, directly or indirectly, except with the prior written consent of BT Alex. Brown Incorporated (the "Lockup Agreements"); PROVIDED, HOWEVER, such officers, directors and specified shareholders shall be permitted to make the following transfers: (i) transfers of Common Stock made by gift, PROVIDED the donee thereof agrees in writing to be bound by the terms hereof; (ii) transfers to the transferor's affiliates, as such term is defined in Rule 405 promulgated under the Securities Act, PROVIDED that each transferee agrees in writing to be bound by the terms hereof and (iii) transfers made with the prior written consent of BT Alex. Brown Incorporated. The Company's officers and directors also shall have agreed pursuant to the Lockup Agreements that such Person will not purchase any of the Notes, other than Notes that have been or are being sold in a transaction registered under the Act, directly or indirectly until the expiration of two years after the later to occur of the Closing Date or the later date on which Option Notes are to be purchased, if any.

      SECTION 5.  PAYMENT OF EXPENSES.

      The Company hereby agrees to pay all of the expenses and fees incident to the performance of its obligations under this Agreement, the Indenture and the Registration Rights Agreement, including, regardless of whether any sale of the Notes to the Initial Purchasers is consummated: (i) the fees and expenses of accountants and counsel for the Company, (ii) all costs and expenses incurred in connection with the preparation, duplication, printing (including mailing and handling charges), and delivery to the Initial Purchasers of the Offering Memorandum and any amendments and supplements thereto, (iii) all costs and expenses incurred in connection with the reproduction of this Agreement, the Registration Rights Agreement, the Indenture and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Notes, (iv) the printing, issuance and delivery of the Notes, (v) costs and expenses of travel, food and lodging of Company personnel in connection with the "road show," information meetings and presentations, fees and expenses of the transfer agent and registrar, (vii) fees and expenses of the Trustee, including the Trustee's counsel, in connection with the Indenture and the Notes, (viii) the qualification of the Notes and the shares of Common Stock issuable upon conversion of the Notes under state securities laws in accordance with the provisions of Section 4(l), including filing fees and the fees and disbursements of counsel for the Initial Purchasers, (ix) any fees incurred in connection with the rating of the Notes and the designation of the Notes as PORTAL securities in connection with the PORTAL market and designation of the Underlying Stock for quotation on the Nasdaq National Market, and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not specifically otherwise provided for in this Section. The Initial Purchasers shall pay their own costs and expenses, including costs and expenses of their counsel, any transfer taxes on Notes which they may sell and expenses incident to their sale of Notes.

      SECTION 6. CONDITIONS OF THE INITIAL PURCHASERS' OBLIGATIONS. The obligations of the Initial Purchasers hereunder are subject to the continuing accuracy of the representations and warranties of the Company herein as of the date hereof and as of the Closing Date and each Option Closing Date, if any, as if they had been made on and as of the Closing Date or each Option Closing Date, as the case may be; and the performance by the Company on and as of the Closing Date and each Option Closing Date, if any, of its covenants and obligations hereunder and to the following further conditions:

            (a) The Company shall not have advised the Initial Purchasers that, and the Initial Purchasers shall not have otherwise become aware of the fact that, the Offering Memorandum, or any supplement or amendment thereto, contains an untrue statement of fact which is material, or omits to state a fact which is material and is required to be stated therein or is necessary to make the statements, in light of the circumstances under which they were made, not misleading. No order suspending the sale of the Notes in any jurisdiction shall have been issued on either the Closing Date or the relevant Option Closing Date, if any, and no proceedings for that purpose shall have been instituted or shall be contemplated.

            (b) At Closing Date, and the Option Closing Date, if any, the Initial Purchasers shall have received the favorable opinion of Hutchins, Wheeler & Dittmar, A Professional Corporation, counsel to the Company, dated the Closing Date, addressed to the Initial Purchasers and in form and substance reasonably satisfactory to Testa, Hurwitz & Thibeault, LLP, to the effect that:

                  (i) The Company has been duly organized and is validly
            existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease its properties and conduct its business as described in the Offering Memorandum and is duly qualified to transact business and is in good standing in the states of Massachusetts and Texas.

                  (ii) The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Offering Memorandum as of the date referred to therein; the authorized shares of the Company's Common Stock have been duly authorized; the outstanding shares of the Company's Common Stock have been duly authorized and validly issued and are fully paid and non-assessable; all of the Common Stock and the Notes conform to the description thereof contained in the Offering Memorandum; the certificates for the Common Stock, are in due and proper form; the shares of Common Stock to be issued by the Company upon conversion of the Notes have been duly authorized and will be validly issued, fully paid and non-assessable when issued and paid for as contemplated by this Agreement; and no preemptive rights of stockholders exist with respect to any of the shares of Common Stock or the issue or sale thereof under the Company's charter or by-laws, or to the knowledge of such counsel, any other agreement binding upon the Company.

                  (iii) Except as described in or contemplated by the Offering
            Memorandum, to the knowledge of such counsel, there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock.

                  (iv) The statements under the captions "Management,"
            "Description of Credit Facility," "Description of Notes," "Description of Capital Stock," "Description of 6% Convertible Notes due 2001" and "Certain Federal Income Tax Considerations" in the Offering Memorandum, insofar as such statements constitute a summary of documents referred to therein or matters of law, are, in all material respects, fair and accurate summaries of such documents and matters.

                  (v) The execution and delivery of this Agreement, the
            Indenture, the Notes and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby do not and will not (a) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or bylaws of the Company, (b) or any agreement or instrument known to such counsel to which the Company is a party or by which the Company may be bound, or (c) violate or conflict with any applicable law, rule or regulation or any order, writ or decree of any court or governmental agency or body having jurisdiction over the Company or its properties.

                  (vi) This Agreement, the Indenture and the Registration Rights
            Agreement have been duly authorized executed and delivered by the Company.

                  (vii) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement, the Indenture, the Notes or the Registration Rights Agreement and the consummation of the transactions herein contemplated (other than as may be required by State securities and Blue Sky laws as to which such counsel need express no opinion) except such as have been obtained or made, specifying the same.

                  (viii) The Company is not, and will not become, as a result of the consummation of the transactions contemplated by this Agreement, and application of the net proceeds therefrom as described in the Offering Memorandum, required to register as an investment company under the 1940 Act.

                  (ix) The shares of Common Stock issuable upon conversion of the Notes (i) have been duly authorized and validly reserved for issuance upon such conversion, and such shares, when issued and delivered upon such conversion in the manner provided for by the Notes and in the Indenture, will be validly issued, fully paid and non-assessable, and (ii) will conform to the description thereof contained on the Offering Memorandum.

                  (x) The issuance of the Notes and the shares of Common Stock issuable upon conversion of the Notes are not subject to preemptive or other similar rights binding upon the Company contained in the Company's certificate of incorporation, by-laws or under applicable law.

                  (xi) Assuming the accuracy of the Company's representations and warranties set forth in subparagraph (x) of Section 1, the accuracy of the Initial Purchasers' representations and warranties set forth in subparagraph (d) of Section 2, and compliance with the procedures set forth in Section 7 hereof, and in reliance upon the acknowledgments, representations and agreements made, or deemed to be made, by each purchaser of Notes as set forth in the Offering Memorandum, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers or the initial offer, resale and delivery of the Notes by the Initial Purchasers, in each case, in the manner contemplated by this Agreement and the Offering Memorandum to register the Notes under the Securities Act or to qualify the Indenture under the 1939 Act it being understood that no opinion is expressed as to any subsequent resale of any such Note.

                  (xii) The Notes, the Common Stock issuable upon the conversion of the Notes, the Registration Rights Agreement and the Indenture conform in all material respects to the description thereof contained in the Offering Memorandum, and the form of certificate used to evidence the Notes and the Underlying Stock are in due and proper form under applicable law.

                  (xiii) The Notes are in the form contemplated by the
            Indenture, have been duly authorized by the Company and assuming that the Notes have been executed and authenticated by the Trustee in the manner described in its certificate delivered to you today (which fact such counsel need not determine by an inspection of the Notes), the Notes will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited to bankruptcy, insolvency (including without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at laws), and will be entitled to benefits of the Indenture.

                  (xiv) Assuming the due authorization, execution and delivery thereof by the Initial Purchasers, the Registration Rights Agreement is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (a) as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganizations, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at laws) and (b) rights to indemnity and contribution thereunder may be limited by federal or state securities laws or the policies underlying such laws.

                  (xv) Assuming the due authorization, execution and delivery thereof by the Trustee, the Indenture is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganizations, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at laws) and
            (b) rights to indemnity and contribution thereunder may be limited by federal or state securities laws or the policies underlying such laws.

            In rendering such opinion Hutchins, Wheeler & Dittmar, A Professional Corporation, may rely as to matters governed by the laws of states other than Massachusetts and Delaware or Federal laws on local counsel licensed to practice in such jurisdictions, provided that in each case Hutchins, Wheeler & Dittmar, A Professional Corporation, shall state that they believe that they and the Initial Purchasers are justified in relying on such other counsel. In rendering such opinion, such counsel may also rely, as to matters of fact, on certificates of officers of the Company and of governmental officials, in which case their opinion shall state that they are so doing. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Offering Memorandum as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to financial statements, schedules and statistical information therein). With respect to such statement, Hutchins, Wheeler & Dittmar, A Professional Corporation, may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

            (c) The Initial Purchasers shall receive on the Closing Date or the Option Closing Date, as the case may be, the opinion of Richard A. Parr II, Esq., General Counsel of the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Initial Purchasers (and stating that it may be relied upon by counsel to the Initial Purchasers) to the effect that:

                  (i) Each of the Partnerships is a validly existing partnership under the laws of the jurisdiction of its organization, with the power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and is duly qualified to conduct its business and is in good standing in each jurisdiction in which the nature of its properties or the conduct of its business requires such qualification, except where the failure so to qualify does not have a material adverse effect upon the business of the Company and the Subsidiaries taken as a whole; the partnership interests in the Partnerships held directly or indirectly by the Company are held, to such counsel's knowledge, free and clear of all liens, encumbrances and equities and claims, except (a) for those encumbrances disclosed in the Offering Memorandum, (b) to the extent provided in the applicable partnership agreement; each partnership agreement pursuant to which the Company or a Subsidiary holds a partnership interest in a Partnership is in full force and effect and constitutes the legal, valid and binding agreement of the parties thereto, enforceable against such parties in accordance with the terms thereof, except as enforcement thereof may be limited by equitable principles or by bankruptcy, insolvency or other similar laws affecting creditors' rights generally. To such counsel's knowledge, there has been no material breach of or default under, and no event which with notice or lapse of time would constitute a material breach of or default under, such agreements by the Company or any Subsidiary or any other party to such agreements.

                  (ii) Each of the LLCs is a validly existing limited liability company under the laws of the jurisdiction of its organization, with the power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and is duly qualified to conduct its business and is in good standing in each jurisdiction in which the nature of its properties or the conduct of its business requires such qualification, except where the failure so to qualify does not have a material adverse effect upon the business of the Company and the Subsidiaries taken as a whole; the membership or other ownership interests in the LLCs held directly or indirectly by the Company are held, to such counsel's knowledge, free and clear of all liens, encumbrances and equities and claims, except (a) for those encumbrances disclosed in the Offering Memorandum and (b) to the extent provided in the applicable operating agreement; each operating agreement pursuant to which the Company or a Subsidiary holds a membership or other ownership interest in an LLC is in full force and effect and constitutes the legal, valid and binding agreement of the parties thereto, enforceable against such parties in accordance with the terms thereof, except as enforcement thereof may be limited by equitable principles or by bankruptcy, insolvency or other similar laws affecting creditors' rights generally. To such counsel's knowledge, there has been no material breach of or default under, and no event which with notice or lapse of time would constitute a material breach of or default under, such agreements by the Company or any Subsidiary or any other party to such agreements.

                  (iii) Each of the Corporate Subsidiaries is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Offering Memorandum; each of the Subsidiaries is duly qualified to transact business and is in good standing in all jurisdictions in which the conduct of their business requires such qualification, except where the failure so to qualify does not have a material adverse effect upon the business of the Company and the Subsidiaries taken as a whole; and the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company or a Subsidiary; and, to the best of such counsel's knowledge, the outstanding shares of capital stock of each of the Subsidiaries is owned free and clear of all liens, encumbrances and equities and claims (except (i) for encumbrances disclosed in the Offering Memorandum, and (ii) for encumbrances relating to any indebtedness disclosed in the Offering Memorandum), and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or ownership interests in the Subsidiaries are outstanding.

                  (iv) None of the Subsidiaries is in violation of its
            certificate or articles of incorporation or bylaws, partnership agreement, operating agreement or other organizational documents and, to the knowledge of such counsel, neither the Company nor any of the Subsidiaries (a) is in default in the performance of any material obligation, agreement or condition contained in any evidence of indebtedness, or (b) in material breach of any applicable statute, rule or regulation or any order, writ or decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or their respective property.

                  (v) Such counsel knows of no material legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries, except as set forth in the Offering Memorandum.

                  (vi) Except as disclosed in the Offering Memorandum, such
            counsel is not aware of any holder of any security of the Company or any other person who has the right, contractual or otherwise, to have any securities of the Company included in the Registration statement to be filed in accordance with the Registration Rights Agreement, except for any such rights as shall have been waived.

                  (vii) The statements under the captions "Risk
            Factors-Corporate Practice of Medicine and Other Laws and Regulations," "-Fraud and Abuse Laws," and "-Risks Inherent in Provision of Medical Services; Possible Litigation and Legal Liability" in the Offering Memorandum, insofar as such statements constitute a summary of documents referred to therein or matters of law, are, in all material respects, fair and accurate summaries of such documents and matters.

                  (viii) To such counsel's knowledge, the Company and each of the Subsidiaries has all necessary Permits (except where the failure to have such Permits, individually or in the aggregate, would not have a material adverse effect on the business, operations or financial condition of the Company and the Subsidiaries taken as a whole), to own their respective properties and to conduct their respective businesses as now being conducted, and as described in the Offering Memorandum including, without limitation, such Permits as are required under such federal and state health care and workers' compensation laws as are applicable to the Company and the Subsidiaries, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereto or results in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be set forth in the Offering Memorandum; and, except as described in the Offering Memorandum, such permits contain no restrictions that are materially burdensome to the Company or any of the Subsidiaries.

                  (ix) Except (a) as described in or contemplated by the
            Offering Memorandum, (b) with respect to any Partnership, as contained in the applicable partnership agreement, and (c) with respect to any LLC, as contained in the applicable operating agreement, to such counsel's knowledge, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities or commitments of sale related to or entitling any person to purchase or otherwise acquire any shares of capital stock, or partnership, membership or other ownership interest in, any Subsidiary.

            (d) The Initial Purchasers shall have received from Testa, Hurwitz & Thibeault, LLP, counsel for the Initial Purchasers, an opinion dated the Closing Date or the Option Closing Date, as the case may be, in form and substance reasonably satisfactory to the Initial Purchasers.

            (e) The Initial Purchasers shall have received at or prior to the Closing Date a memorandum or summary, in form and substance satisfactory to the Initial Purchasers, with respect to the qualification for offering and sale by the Initial Purchasers of the Notes under the

State securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may reasonably have designated to the Company.

            (f) The Initial Purchasers and its counsel shall have received, on each of the dates hereof, the Closing Date and the Option Closing Date, as the case may be, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to you, of Arthur Andersen LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating that in their opinion the financial statements and schedules examined by them and included in the Offering Memorandum comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants' "comfort letters" to Initial Purchasers with respect to the financial statements and certain financial and statistical information contained in the Offering Memorandum.

            (g) The Initial Purchasers shall have received on the Closing Date or the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

                  (i) The representations and warranties of the Company
            contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement, the Indenture and the Registration Rights Agreement on its parts to be performed or satisfied at or prior to the Closing Date or the Option Closing Date, as the case may be;

                  (ii) The final Offering Memorandum has been printed and copies thereof have been distributed to the Initial Purchasers and no stop order suspending the sale of the Notes in any jurisdiction has been issued and no proceedings for that purpose has been commenced or, to the knowledge of the Company, is contemplated;

                  (iii) He or she has carefully examined the Offering Memorandum and, in his or her opinion, as of the date of the Offering Memorandum, the statements contained in the Offering Memorandum were true and correct, and such Offering Memorandum did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and since the date of the Offering Memorandum, no event has occurred which should have been set forth in a supplement to or an amendment of the Offering Memorandum which has not been so set forth in such supplement or amendment; and

                  (iv) Since the respective dates as of which information is given in the Offering Memorandum, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business.

            (h) The Company shall have furnished to the Initial Purchasers such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Initial Purchasers may reasonably have requested.

            (i) The Notes shall have been approved by the National Association of Securities Dealers, Inc. for trading in the PORTAL market.

            (j) Trading in the Common Stock shall not have been suspended by the Nasdaq National Market at any time on or after the date of this Agreement.

            (k) The Company and the Initial Purchasers shall have executed and delivered the Registration Rights Agreement on the Closing Date.

            (l) The Indenture shall have been duly executed and delivered by the Company and the Trustee and the Notes shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

            (m) If any event shall have occurred that requires the Company under
Section 4(b) or 4(c) hereof to prepare an amendment or supplement to the Offering Memorandum, such amendment or supplement shall have been prepared, the Initial Purchasers shall have been given a reasonable opportunity to comment thereon, and copies thereof delivered to the Initial Purchasers.

            (n) There shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the judgment of the Initial Purchasers would materially impair the ability of the Initial Purchasers to purchase, hold or effect resales of the Notes as contemplated hereby.

      The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Initial Purchasers and to Testa, Hurwitz & Thibeault, LLP, counsel for the Initial Purchasers.

      If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the initial Purchasers hereunder may be terminated by the Initial Purchasers by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be.

      In such event, the Company and the Initial Purchasers shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

      SECTION 7.  SUBSEQUENT OFFERS AND RESALES OF THE NOTES.

            (a) Each of the Initial Purchasers and the Company hereby establishes and agrees to observe the following procedures in connection with the offer and sale by the Initial Purchasers of the Notes.

                  (i) Offers have been and will be, and sales of the Notes will be, made by the Initial Purchasers only to persons that it reasonably believes to be "Qualified Institutional Buyers" or "QIBs" in transactions that meet the requirements for an exemption from the registration requirements of the Securities Act under Rule 144A.

                  (ii) The Notes have been and will be offered by the Initial
            Purchasers only by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act will be used in connection with the offering of the Notes. Each of the Initial Purchasers agrees, with respect to resales made in reliance upon Rule 144A (other than through the PORTAL

            Market) of any of the Notes purchased from the Company hereunder, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Notes has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

                  (iii) In connection with the original distribution of the
            Notes, the Company agrees that, prior to any offer or resale of the Notes by the Initial Purchasers, the Initial Purchasers and their counsel shall have the right to make reasonable inquiries into the business of the Company and its Subsidiaries. The Company agrees to provide answers to each prospective Subsequent Purchaser of Notes who so requests information concerning the Company and its Subsidiaries (to the extent such information is available or can be acquired and made available to prospective Subsequent Purchasers without unreasonable effort or expense and to the extent the provision thereof is not prohibited by applicable law) and the terms and conditions of the offering of the Notes, as provided in the Offering Memorandum.

      SECTION 8.  INDEMNIFICATION.

             (a) The Company agrees to indemnify and hold harmless each Initial Purchaser (for purposes of this Section 8, "Initial Purchasers" shall include the officers, directors, partners, employees and agents of such Initial Purchaser, and each person, if any, who controls such Initial Purchaser ("controlling person") within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Exchange Act) from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions, proceedings, suits and litigation in respect thereof), whatsoever, as the same are incurred, to which the Initial Purchaser or any such officer, director, partner, employee, agent or controlling person may become subject, under the Securities Act, the Exchange Act or any other statute or at common law or otherwise, insofar as such losses, claims, damages, expenses, liabilities, actions, proceedings, suits or litigation arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum or any amendment or supplement thereto or (ii) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and will reimburse any reasonable legal or other expenses incurred by the Initial Purchaser or any such officer, director, partner, employee, agent or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action, proceeding, suit or litigation; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense, liability, action, proceeding, suit or litigation arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Memorandum or any such amendment or supplement in reliance upon and in conformity with the Initial Purchasers' Information. The indemnity agreement shall be in addition to any liability which the Initial Purchasers may have at common law or otherwise.

            (b) Each Initial Purchaser severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its executive officers and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several (and actions, proceedings, suits and litigation in respect thereof), whatsoever, as the same are incurred, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act or any other statute or at common law or otherwise, insofar as such losses, claims, damages, liabilities, actions, proceedings, suits or litigation arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Offering Memorandum or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and will reimburse any reasonable legal or other expenses incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action, proceeding, suit or litigation; PROVIDED, HOWEVER, that each Initial Purchaser will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Offering Memorandum or such amendment or supplement, in reliance upon and in conformity with Initial Purchasers' Information. This indemnity agreement will be in addition to any liability which such Initial Purchaser may otherwise have.

            (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 45 days of presentation) the reasonable fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or
(iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to
Section 8(a) and by the Company in the case of parties indemnified pursuant to
Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

            (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under
Section 8(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Notes. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total commissions received by the Initial Purchasers, in each case as set forth in the Plan of Distribution Section of the Offering Memorandum. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Initial Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), (i) no Initial Purchaser shall be required to contribute any amount in excess of the commissions applicable to the Notes purchased by such Initial Purchaser, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations in this
Section 8(d) to contribute are several in proportion to their respective obligations as Initial Purchasers and not joint.

            (e) In any proceeding relating to the Offering Memorandum or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court already having jurisdiction over the Company.

            (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Initial Purchaser or any person controlling any Initial Purchaser, the Company, its directors or executive officers or any persons controlling the Company, (ii) acceptance of any Notes and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Initial Purchaser, to the Company, its directors or executive officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

      SECTION 9. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto shall be deemed to be representations, warranties and agreements at the Closing Date and each Option Closing Date, as the case may be, and the agreements of the Company and the provisions with respect to the payment of expenses contained in Sections 5 and 10 and the respective indemnity agreements contained in Section 8 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchasers, the Company, its Subsidiaries or any controlling person, and shall survive termination of this Agreement or the issuance and delivery of the Notes to the Initial Purchasers.

      SECTION 10. TERMINATION.

            (a) Subject to subsection (b) of this Section 10, the Initial Purchasers shall have the right to terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Date (i) if any domestic or international event or act or occurrence has disrupted, or in the Initial Purchasers' opinion will in the immediate future disrupt, the financial markets;
(ii) if the United States shall have become involved in a war or major hostilities, or there shall have been an escalation in an existing war or major hostilities, or a national emergency shall have been declared in the United States; (iii) if the Company or its Subsidiaries shall have sustained a loss material to the Company or its Subsidiaries by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Initial Purchasers' opinion, make it inadvisable to proceed with the delivery of the Notes; or (iv) if there shall have been such a material adverse change in the general market, political or economic conditions in the United States or elsewhere, as in the Initial Purchasers' reasonable judgment would make it inadvisable to proceed with the offering, sale and/or delivery of the Notes.

            (b) If this Agreement is terminated by the Initial Purchasers in accordance with the provisions of Section 10(a), such termination shall be without liability of any party to any other party provided that Sections 1, 5 and 8 hereof shall survive such termination and remain in full force and effect.

      SECTION 11. DEFAULT BY THE COMPANY. If the Company shall fail at the Closing Date or any Option Closing Date, as applicable, to sell and deliver the number of Notes which it is obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Notes to be purchased on an Option Closing Date, the Initial Purchasers may, at their option, by notice from the Initial Purchasers to the Company, terminate the Initial Purchasers' obligation to purchase Option Notes from the Company on such date) without any liability on the part of any nondefaulting party other than pursuant to Section 5,

Section 8 and Section 10 hereof. No action taken pursuant to this Section 11 shall relieve the Company from liability, if any, in respect of such default.

      SECTION 12. DEFAULT BY INITIAL PURCHASERS. If on the Closing Date or any Option Closing Date, as the case may be, any Initial Purchaser shall fail to purchase and pay for the portion of the Notes which such Initial Purchaser has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company), BT Alex. Brown Incorporated shall use its reasonable efforts to procure within 36 hours thereafter one or more of the other Initial Purchasers, or any others, to purchase from the Company such principal amounts as may be agreed upon, and upon the terms set forth herein, of the Firm Notes or Option Notes, as the case may be, which the defaulting Initial Purchaser or Initial Purchasers failed to purchase. If during such 36 hours BT Alex. Brown Incorporated shall not have procured such other Initial Purchasers, or any others, to purchase the principal amount of Firm Notes or Option Notes, as the case may be, agreed to be purchased by the defaulting Initial Purchaser or Initial Purchasers, then (a) if the aggregate principal amount of Firm Notes or Option Notes, as the case may be, with respect to which such default shall occur does not exceed 10% of the total principal amount of Firm Notes or Option Notes, as the case may be, covered hereby, the other Initial Purchasers shall be obligated, severally, in proportion to the respective principal amounts of Firm Notes or Option Notes, as the case may be, which they are obligated to purchase hereunder, to purchase the principal amount of Firm Notes or Option Notes, as the case may be, which such defaulting Initial Purchaser or Initial Purchasers failed to purchase, or (b) if the aggregate principal amount of Firm Notes or Option Notes, as the case may be, with respect to which such default shall occur exceeds 10% of the total principal amount of Firm Notes or Option Notes, as the case may be, covered hereby, the Company or BT Alex. Brown Incorporated will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Initial Purchasers or of the Company except to the extent provided in Sections 5 and 8 hereof. In the event of a default by any Initial Purchaser or Initial Purchasers, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as BT Alex. Brown Incorporated may determine in order that the required changes in the Offering Memorandum or in any other documents or arrangements may be effected. The term "Initial Purchaser" includes any person substituted for a defaulting Initial Purchaser. Any action taken under this Section 9 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

      SECTION 13. NOTICES. All notices and communications hereunder, except as herein otherwise specifically provided, shall be given in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to them c/o BT Alex. Brown Incorporated, 1 South Street, Baltimore, Maryland 21202, Attention: General Counsel, with a copy to Testa, Hurwitz & Thibeault, LLP, Attention: Mitchell S. Bloom, Esq., High Street Tower, 125 High Street, Boston, Massachusetts 02110. Notices to the Company shall be directed to the Company, Attention: Donald J. Larson, President and Chief Executive Officer, 312 Union Wharf, Boston, Massachusetts 02109, with a copy to Hutchins, Wheeler & Dittmar, A Professional Corporation, Attention: James Westra, Esq., 101 Federal Street, Boston, Massachusetts 02110.

      SECTION 14. PARTIES. This Agreement shall inure to the benefit of and shall be binding upon the Initial Purchasers and the Company and their respective successors. Except as otherwise provided herein, this Agreement is not intended (nor shall it be construed) to give any person, firm or corporation, other than the parties hereto and their respective successors, heirs and legal representatives, and the controlling persons and officers and directors referred to in Sections 8 and 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. Except as otherwise provided herein, this Agreement and all conditions and provisions hereof is intended to be for the sole and exclusive benefit of the Initial Purchasers and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes from the Initial Purchasers shall be deemed to be a successor by reason merely of such purchase.

      SECTION 15. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND. SPECIFIED TERMS OF DAY REFER TO BALTIMORE, MARYLAND TIME UNLESS OTHERWISE SPECIFIED.

      SECTION 16. ENTIRE AGREEMENT, AMENDMENTS. This Agreement constitutes the entire agreement of the parties hereto and supersedes all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended except in a writing signed by the Initial Purchasers and the Company.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Initial Purchasers and the Company in accordance with its terms.

                                    Very truly yours,

                                    CONCENTRA MANAGED CARE, INC.


                                    By:

                                         Name:
                                         Title:

Confirmed and accepted as of
the date first above written.

BT ALEX. BROWN INCORPORATED
BANCAMERICA ROBERTSON STEPHENS
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
PIPER JAFFRAY INC.

By:   BT ALEX. BROWN INCORPORATED


      By:
            Authorized Signatory

                                   SCHEDULE A

      INITIAL PURCHASERS            PURCHASE PRICE         PRINCIPAL AMOUNT
      ------------------            --------------         ----------------
BT Alex. Brown Incorporated          $146,250,000             $150,000,000
BancAmerica Robertson Stephens         16,250,325               16,667,000
Donaldson, Lufkin & Jenrette           16,250,325               16,667,000
 Securities Corporation
Piper Jaffray Inc.                     16,249,350               16,666,000

Total                                $195,000,000             $200,000,000
                                     ============             ============

                                   SCHEDULE B

                                  SUBSIDIARIES
                                  ------------

Corporate Subsidiaries
----------------------

Concentra Health Services, Inc.
OCI Holdings, Inc.
Concentra Management Services, Inc.
Hillman Consulting, Inc.
Concentra Managed Care Services, Inc.
Prompt Associates, Inc.
Concentra Acquisition Sub, Inc.
First Notice Systems, Inc.
CRA Managed Care of Washington, Inc.
QMC3, Inc.
FOCUS HealthCare Management, Inc.
Concentra PPS, Inc.


Partnerships
------------

OccuCenters I., L.P.
Tucson Occupational Medicine Partnership
Concentra Occupational Healthcare Harrisburg, L.P.
Managed Prescription Program Joint Venture


LLCs
----

Concentra Laboratory, L.L.C.
OHC of Oklahoma, L.L.C.
Concentra Iowa, L.L.C.
Concentra Arkansas, L.L.C.